SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 5, 2002

                        BBC GRAPHICS OF PALM BEACH, INC.
             (Exact name of registrant as specified in its charter)

                                     Florida
         (State or other jurisdiction of incorporation or organization)

                  333-58326                          65-0924471
          (Commission File Number)        (IRS Employer Identification Number)


                                 4301 Oak Circle
                                    Suite 25
                            Boca Raton, Florida 33431

                    (Address of principal executive offices)

                                 (561) 417-3021
              (Registrant's telephone number, including area code)

                  Item 4.  Change in Registrant's Certifying Accountant


                  (a) Previous Independent Accountants

(i)
         On December 3, 2002, BBC Graphics of Palm Beach, Inc. (the Registrant") dismissed Daszkal Bolton LLP ("DB"), as its independent accountants, effective immediately. DB served as the Registrant's independent accountants during the period from October 1, 2000 to December 3, 2002 (the "engagement period").

(ii)
         The decision to dismiss DB was approved by the Registrant's board of directors.

(iii)
         During the engagement period, there were no disagreements with DB on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused them to make reference thereto in their report on the financial statements for such periods. DB's reports on the financial statements of the Registrant for fiscal years 2001 and 2000 and any subsequent interim period preceding the dismissal did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to financial statement disclosure, audit scope or procedure, or accounting principles or practices except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern.

(iv)
         During the engagement period, none of the events described in Regulation S-K Item 304(a)(1)(iv)(B) occurred.

(v)
         On December 3, 2002, the Registrant delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K, and requested that DB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not DB agreed with such disclosures. A copy of this letter, dated December 6, 2002, indicating such agreement, is filed as an exhibit to this Form 8-K.

                  (b) New Independent Accountants

(i)
         The Registrant engaged the firm of Sherb & Co., LLP ("Sherb") as its independent accountants for the fiscal year ending September 30, 2002, upon approval on December 3, 2002 by the Company's Board of Directors.

(ii)
         During the two most recent calendar years, the Company has not consulted with Sherb with respect to any matter that was either the subject of a disagreement (as defined in Item 304
                  (a)(1)(iv)(A) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(iv)(B) of Regulation S-K).

                  Item 7.
                             Financial Statements and Exhibits

                  Financial Statements

                           None.

                  Exhibits

                           See Exhibit Index attached hereto and incorporated
                  herein by reference.



                                    SIGNATURE

                           Pursuant to the requirements of the Securities
                  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BBC Graphics of Palm Beach, Inc.



                                             /s/ Suzanne Brady
                                                ------------------
                                                 Suzanne Brady, President

                  Date:
                           December 6, 2002

                                  EXHIBIT INDEX

                  Exhibit Number
                                            Description

                  16.1
                                            Letter of Daszkal Bolton LLP dated
                                            December 6, 2002, regarding change
                                            in certifying accountant.